UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2019

Bright Mountain Media, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-54887	27-2977890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Congress Avenue, Suite 2050, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	561-998-2440

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

Between December 28, 2018 and January 9, 2019, Bright Mountain Media, Inc. sold 3,000,000 units of our securities to 38 accredited investors in a private placement exempt from registration under the Securities Act in reliance on exemptions provided by Section 4(a)(2) and Rule 506(b) of Regulation D and Regulation S of the Securities Act. The units (the “Units”) were sold at a purchase price of $0.40 per Unit resulting in gross proceeds to us of $1,200,000. Each unit consisted of one share of our common stock and one five year common stock purchase warrant to purchase one share of our common stock at an exercise price of $0.65 per share (the “Private Placement Warrants”).

Spartan Capital Securities, LLC (“Spartan Capital”), a broker-dealer and member of FINRA, acted as exclusive placement agent for us in this offering. We paid Spartan Capital a cash commission of $120,000, a cash non-accountable expense allowance of $40,000, and issued it five year placement agent warrants (“Placement Agent Warrants”) to purchase an aggregate of 300,000 shares of our common stock at an exercise price of $0.65 per share as compensation for its services. The Placement Agent Warrants are exercisable on a cashless basis and we granted Spartan Capital piggy back registration rights for the shares of our common stock issuable upon the exercise of the Placement Agent Warrants.

We used $200,000 of the proceeds from this offering for the payment of the fees due Spartan Capital under the terms of the Uplisting Advisory and Consulting Agreement described below, and are using the balance of $840,000 for general working capital.

We granted Spartan Capital certain rights of first refusal if decide to undertake a future private or public offering of securities or if we decide to engage an investment banking firm within 36 months from the closing date of the offering. These rights are in addition to similar rights granted to Spartan Capital in connection with the private offering that commenced in December 2017 and closed in November 2018.

We granted purchasers of the Units demand and piggy-back registration rights with respect to the shares of our common stock included in the Units and the shares of common stock issuable upon the exercise of the Private Placement Warrants. In addition, we are obligated to file a resale registration statement within 120 days following the closing of this offering covering the shares of our common stock issuable upon the exercise of the Private Placement Warrants. If we should fail to timely file this resale registration statement, then within five business days of the end of month we will pay the holders an amount in cash, as partial liquidated damages, equal to 2% of the aggregate purchase price paid by the holder for each 30 days, or portion thereof, until the earlier of the date the deficiency is cured or the expiration of six months from filing deadline. We will keep any such registration statement effective until the earlier of the date upon which all such securities may be sold without registration under Rule 144 or the date which is six months after the expiration of the Private Placement Warrants. We are obligated to pay all costs associated with this registration statement, other than selling expenses of the holders.

Additional terms of the Private Placement Warrants include:

●
the exercise price is subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our common stock and also upon any distributions of assets, including cash, stock or other property to our shareholders;

●
if we fail to timely file the resale registration statement described above or at any time thereafter during the exercise period there is not an effective registration statement registering such shares, or the prospectus contained therein is not available for the issuance of the such shares to the holder for a period of at least 60 days following the delivery of a suspension notice (as described in the Private Placement Warrants), then the Private Placement Warrants may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which case the holder would receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the Private Placement Warrants;

●
providing that there is an effective registration statement registering the shares of common stock issuable upon exercise of the Private Placement Warrant, during the exercise period, upon 30 days prior written notice to the holder following the date on which the last sale price of our common stock equals or exceeds $1.50 per share for 10 consecutive trading days, as may be adjusted for stock splits, stock dividends and similar corporate events, if the average daily trading volume of our common stock is not less than 30,000 shares during such 10 consecutive trading day period, we have the right to call any or all of the Private Placement Warrants at a call price of $0.01 per underlying share; and

●
a holder will not have the right to exercise any portion of the Private Placement Warrant if the holder (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Private Placement Warrants; provided, however, that any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon at least 61 days’ prior notice from the holder to us.

The foregoing descriptions of the terms and conditions of the Private Placement Warrants and Placement Agent Warrants are qualified in their entirety by reference to the warrants which are filed as Exhibit 4.1 and 4.2, respectively, to this Current Report on from 8-K.

Item 8.01	Other Events.

On December 11, 2018 we entered into an Uplisting Advisory and Consulting Agreement with Spartan Capital pursuant to which Spartan Capital will provide (i) advice and input with respect to strategies to accomplish an uplisting of our common stock to the Nasdaq Capital Market or NYSE American LLC or another national securities exchange, and the implementation of such strategies and making introductions to facilitate the uplisting, (ii) advice and input with respect to special situation and restructuring services, including debtor and creditor advisory services, and (iii) sell-side advisory services with respect to the sale and disposition of non-core businesses and assets, including facilitating due diligence and identifying potential buyers and strategic partners and positioning these businesses and assets to maximize value. We paid Spartan Capital a fee of $200,000 for it services under this agreement which is for a 12 month term beginning on the closing date of the offering described earlier in this Current Report on Form 8-K. The agreement also provides that we will reimburse Spartan Capital for reasonable out-of-pocket expenses, which we must approve in advance. The Uplisting Advisory and Consulting Agreement contains customary confidentiality and indemnification provisions. The foregoing description of the terms and conditions of the Uplisting Advisory and Consulting Agreement is qualified in its entirety by reference to the agreement which is filed as Exhibit 10.1 to this Current Report on from 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)
Exhibits.
		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number
4.1	Form of Private Placement Warrant				Filed
4.2	Form of Placement Agent Warrant				Filed
10.1	Uplisting Advisory and Consulting Agreement dated December 11, 2018 by and between Spartan Capital Securities, LLC and Bright Mountain Media, Inc.				Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2018	Bright Mountain Media, Inc.

By: /s/ W. Kip Speyer
W. Kip Speyer, Chief Executive Officer